WCI Communities Second Quarter 2014 - Earnings Conference Call August 5, 2014 Exhibit 99.2

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Disclosure Statement
This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include information concerning the Company’s future goals, expected growth, market conditions and outlook (including the estimates, forecasts, statements and projections relating to Florida or national markets prepared by John Burns Real Estate Consulting), expected liquidity and possible or assumed future results of operations, including descriptions of its business plan and strategies. These forward-looking statements may be identified by the use of such forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,” “expect,” “seek,” “predict,” “contemplate,”
“continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,” or “assume” or, in each case, their negative, or other variations or comparable terminology.
For more information concerning factors that could cause actual results to differ materially from those contained in the forward-looking statements, please refer to “Risk Factors” in Item 1A of Part I of our Annual Report on Form 10-K filed by the Company with the
Securities and Exchange Commission on February 27, 2014 and subsequent filings by the Company. The Company bases these forward-looking statements or projections on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements.
In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA and Adjusted gross margin from homes delivered. The reasons for the use of these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included below in the appendix to this presentation.

WCI Communities at a Glance
Lifestyle community developer and luxury
homebuilder throughout Florida
Target move-up, second-home and active
adult customers
– High average selling prices - $426k on 2Q14
deliveries
– High proportion of cash buyers - 55% in
2Q14; 59% year to date
• Only 4% of buyers financed more than 80%
– Low cancellation rate – 3.0% in 2Q14
Approximately 10,300 home sites owned
and controlled as of June 30, 2014
Conservative balance sheet - $202 million
cash
Significant year-over-year Homebuilding
growth
Complementary and value-add Real
Estate Services & Amenities businesses
Geographic Footprint
Loan to Value Percentage – 2Q14 Deliveries
Buyer Profile with Low Reliance on Financing
Cash
55.2%
LTV 1 -64%
13.3%
LTV 65-80%
27.3%
LTV >80%
4.2%

Note: Florida as referenced to John Burns Real Estate Consulting and in the charts represents a compilation of the major FL markets
(1) US Census Bureau
(2) John Burns Real Estate Consulting, July 2014
(3) National Association of Realtors & Florida Realtors’ ® Florida Housing Market statewide data reports
Compelling Florida Real Estate Market Opportunity
Florida building permits YTD 2014 -
2
nd
highest in the nation
(1)
2013 permits still ~70% off peak
LTM single family permit growth of
11.8%, compared to -0.8% nationally
(2)
Florida population growth - 3rd
highest growth state
(1)
Household growth rate three times the
national rate
(2)
Job growth rate 40% higher than the
national rate
(2)
Median new home price increase nearly
double the national rate
(2)
Florida resale market remains strong
(3)
2Q14 traditional single family and condo
transactions up 8.1% from 2Q13
National existing home sales down 4.6%
in 2Q14 vs. 2Q13
June 2014 median prices up compared to
June 2013
Single family median price up 5.2%
Condo median price up 8.5%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
2010 2011 2012 2013 May 2014
TTM
Household Growth - YOY %
Change
Florida National
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2010 2011 2012 2013 May
2014
TTM
Change
Florida National
-1%
0%
1%
2%
3%
2010 2011 2012 2013 May 2014 TTM
Job Growth - YOY % Change
Florida National
Source: DataQuick(Metro, Attached & Detached Homes, Weighted
Averages), Census (National, SF only,*2014-05 is SA) , John Burns
R.E. Consulting, Pub: Jul -14.
Source: Moody's Analytics, John Burns R.E. Consulting, Pub: Jul-14

Source: BLS, John Burns R.E. Consulting - forecasts, *2014 - 05 for national is SA
Median New Home Price - YOY %

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Continued New Order Growth ($ in thousands)
147
287
195
400
2Q YTD
New Orders
2013 2014
+33%
+39%
3.1%
3.7%
3.1%
2.9%
2Q YTD
New Orders
Incentives % of Base Price
2013 2014
-80 bps
$70,072
$128,936
$93,606
$194,749
2Q YTD
Contract Value of New Orders
2013 2014
+34%
+51%
$477
$449
$480
$487
2Q YTD
New  Orders ASP
2013 2014
+1%
+9%

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Continued Deliveries and Backlog Growth ($ in thousands)
122
201
143
260
2Q YTD
Deliveries
2013 2014
+17%
+29%
$441
$418
$426
$419
2Q YTD
Average Selling Price per Delivered
Home
2013 2014
-3%
341
433
2Q13 2Q14
Backlog Units
2Q13 2Q14
+27%
$159,837
$229,983
2Q13 2Q14
Contract Value of Backlog
2Q13 2Q14
+44%
ASP - $469
ASP - $531

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HB
$16.8
HB
$17.0
RES
$1.9
RES
$1.5
AM
$(0.6)
AM
$(0.5)
$18.1
$18.0
2Q13 2Q14
Gross Margin
($ in millions)
Executing on the Long Term Growth Strategy
(1) Measured as a percentage of total homebuilding revenues
(2) Measured as a percentage of total revenues
HB
$84.3
HB
$108.9
RES
$40.4
RES
$45.0
AM
$12.4
AM
$12.9
$137.1
$166.7
YTD 2013 YTD 2014
Revenues
($ in millions)
$14.4
$15.9
YTD 2013 YTD 2014
Adjusted EBITDA (2)
($ in millions)
10.5%
9.5%
$10.7
$10.2
2Q13 2Q14
Adjusted EBITDA (2)
($ in millions)
12.8%
11.0%
HB
$53.8
HB
$60.9
RES
$24.0
RES
$26.5
AM
$5.6
AM
$5.5
$83.3
$93.0
2Q13 2Q14
Revenues
($ in millions)
19.8%
17.7%
2.4%
1.5%
22.2%
19.3%
YTD 2013 YTD 2014
SG&A % (1)
Non-Cash Incentive Comp
17.0%
16.1%
0.8%
1.4%
17.8%
17.5%
2Q13 2Q14
SG&A % (1)
Non-Cash Incentive Comp
HB
$26.6
HB
$30.5
RES
$2.3
RES
$1.4
AM
$(0.2)
AM
$(0.0)
$28.7
$31.8
YTD 2013 YTD 2014
Gross Margin
($ in millions)
Note:  Some totals may not foot due to rounding

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Land Acquisition - Positioning for Future Growth
Closed on approximately 1,300 home
sites in the quarter for approximately $70
million
– Master planned communities in Naples,
Fort Myers and Bradenton
– Includes approximately 200 finished lots
and another 230 substantially developed
– Represents eight potential incremental
neighborhoods
Contracted for property with a potential
additional 1,400 home sites
– Inclusive of new master planned
communities in Fort Myers and Jacksonville
Actively pursuing additional land
acquisition opportunities throughout
Florida
Land portfolio now totals approximately
10,300 owned and controlled home sites
– 26% increase from the approximately 8,200
owned and controlled home sites in June
2013
6,483
5,872
5,564
379
2,635
4,770
6,862
8,507
10,334
4Q12 4Q13 2Q14
Owned and Controlled Home Sites
Legacy New Acquisitions

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Selected Second Quarter & YTD Operating Results
(1) Some variance percentage’s have been rounded to tie to second quarter 2014 Form 10-Q.
$ in thousands, except per share amounts
2014 2013 Variance % 2014 2013 Variance %
Homebuilding revenues 60,918 $     53,761 $     13.2% 108,913 $   84,252 $     29.2%
Real estate services revenues 26,499         23,962         10.4% 44,962         40,391         11.4%
Amenities revenues 5,542           5,614           -1.8% 12,864         12,428         4.0%
Total revenues 92,959         83,337         11.6% 166,739      137,071      21.6%
Total gross margin 18,007         18,094         -0.5% 31,841         28,706         10.9%
Income tax (expense) benefit (2,974)          -               NM (4,634)          85                 NM
Net income attributable to common shareholders 4,338 $        8,206 $        -47.1% 5,818 $        8,792 $        -33.8%
Earnings per share - diluted 0.17 $          0.45 $          -63.6% 0.22 $          0.49 $          -54.4%
Weighted average number of shares outstanding - diluted 26,278         18,084         45.3% 26,255         18,074         45.3%
SG&A expenses as a percent of Homebuilding revenues 17.5% 17.8% -30 bps 19.3% 22.2% -290 bps
Non-cash stock based compensation included in SG&A 1.4% 0.8% +60 bps 1.5% 2.4% -90 bps
Adjusted gross margin percentage 30.1% 33.3% -320 bps 30.1% 33.5% -340 bps
Adjusted EBITDA 10,235 $     10,687 $     -4.2% 15,893 $     14,404 $     10.3%
Homes delivered 143              122              17.2% 260              201              29.4%
Average selling price per home delivered 426 $           441 $           -3.4% 419 $           418 $           0.2%
New orders 195              147              32.7% 400              287              39.4%
Average selling price per new order 480 $           477 $           0.6% 487 $           449 $           8.5%
Backlog units 433              341              27.0%
Average selling price per backlog unit 531 $           469 $           13.2%
Three Months Ended June 30, Six Months Ended June 30,

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Strong Balance Sheet with Ample Liquidity
Conservative balance sheet
Undrawn $75 million revolving
credit facility
Majority of land basis written down
in 2009
Issued additional $50 million of
principal amount Senior Notes due
2021
Sold CDD Bonds in April 2014
– Proceeds of $22.7 million
– Acquired from Sarasota National
community purchase in April 2013
(1) Available liquidity includes the $75 million of borrowing capacity under a four-year revolving credit facility and $8 million of borrowing capacity available under a revolving credit facility with Stonegate Bank.
(2) Net Debt represents total debt excluding premium less cash and cash equivalents; capital represents net debt plus total equity.
$ in thousands
Cash & cash equivalents 201,542 $                    213,352 $
Real estate inventories 384,662                       280,293
Senior notes due 2021 250,000                       200,000
Total equity 417,289                       409,864
Total capitalization 667,289                       609,864
Availabile liquidity
(1)
284,542                       296,352
Debt to capitalization 37.5% 32.8%
Net debt to capital
(2)
10.4% NM
(Cash + inventory)  / debt 2.34                              2.47
June 30, 2014 December 31, 2013

Key Takeaways
Fully integrated luxury homebuilder and
community developer
Complementary and strategic Amenities and
Real Estate Services businesses
Florida real estate market remains strong
Continued growth
– Orders & deliveries
– Revenues & Adjusted EBITDA
– Neighborhood counts
Actively pursuing land acquisition opportunities
Leverage the scalable operating platform
Experienced and talented team

Focus on move-up, second-home and active
adult buyers

12 Appendix 12

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Reconciliation of Non-GAAP Financial Measures
Adjusted Gross Margin from Homes Delivered
Reconciliation of Non-GAAP Financial Measures
In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this presentation relating to adjusted gross margin from homes delivered, EBITDA and Adjusted EBITDA (as defined below).
Adjusted Gross Margin from Homes Delivered
We calculate adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites, if any, from Homebuilding gross margin to arrive at gross margin from homes delivered. Adjusted gross margin from homes delivered is calculated by adding asset impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered.  Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and in making strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions.  We believe that adjusted gross margin from homes delivered is relevant and useful to investors and other interested parties for evaluating our comparative operating performance from period to period and among companies within the homebuilding industry as it is reflective of overall profitability during any given reporting period. This measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when evaluating our operating performance.  Although other companies in the homebuilding industry report similar information, the methods used by such companies may differ from our methodology and, therefore, may not be comparable. We urge investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies.
The table below reconciles adjusted gross margin from homes delivered to the most directly comparable GAAP financial measure, Homebuilding gross margin, for the periods presented herein.
2014 2013 2014 2013
($ in thousands)
Homebuilding gross margin 17,049 $              16,788 $              30,496 $              26,623 $
Less: gross margin (loss) from land and home sites -                           (34)                       -                           35
Gross margin from homes delivered 17,049                 16,822                 30,496                 26,588
Add: capitalized interest in cost of sales 1,282                   1,070                   2,267                   1,563
Adjusted gross margin from homes delivered 18,331 $              17,892 $              32,763 $              28,151 $
Gross margin from homes delivered as a percentage
   of revenues from homes delivered 28.0% 31.3% 28.0% 31.6%
Adjusted gross margin from homes delivered as a
   percentage of revenues from homes delivered 30.1% 33.3% 30.1% 33.5%
Three Months Ended June 30, Six Months Ended June 30,

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Reconciliation of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA (continued)
Adjusted EBITDA measures performance by adjusting net income (loss) attributable to common shareholders of WCI Communities, Inc. to exclude, if any, interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), preferred stock dividends, income from discontinued operations, other income, stock-based and other non-cash long-term incentive compensation expense, asset impairments and expenses related to early repayment of debt. We believe that the presentation of Adjusted EBITDA provides useful information to investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business.  We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from period to period and among companies in the homebuilding industry as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance, and it removes the effect of our capital structure (such as preferred stock dividends and interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments).  Accordingly, we believe that this measure is useful for comparing general operating performance from period to period. Other companies may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies.  Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and income taxes, necessary to operate our business. Adjusted EBITDA and EBITDA should be considered in addition to, and not as substitutes for, net income (loss) in accordance with GAAP as a measure of performance. Our presentation of EBITDA and Adjusted
EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items.  Our EBITDA-based measures have limitations as analytical tools and, therefore, investors and other interested parties should not consider them in isolation or as substitutes for analyses of our results as reported under GAAP. Some such limitations are:
they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations;
they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows;
they do not reflect the interest expense necessary to service our debt; and
Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance in conformity with GAAP or alternatives to cash flow provided by operating activities as measures of liquidity.  Investors and other interested parties should therefore not place undue reliance on our EBITDA-based measures or ratios calculated using those measures.  Our GAAP-based measures can be found in our unaudited consolidated financial statements in Item 1 of the Quarterly Report on Form 10-Q that we plan to file with the Securities and Exchange Commission on or before August
8, 2014.
other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures.

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Reconciliation of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA
The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income attributable to common shareholders of WCI Communities, Inc., for the periods presented herein.
2014 2013 2014 2013
($ in thousands)
Net income attributable to common
  shareholders of WCI Communities, Inc. 4,338 $                8,206 $                5,818 $                8,792 $
Interest expense 187                      729                      685                      1,614
Capitalized interest in cost of sales (1) 1,282                   1,070                   2,267                   1,563
Income taxes (2) 2,974                   -                           4,634                   (85)
Depreciation 644                      545                      1,232                   1,008
EBITDA 9,425                   10,550                 14,636                 12,892
Preferred stock dividend (3) -                           700                      -                           700
Other income, net (4) (63)                       (1,011)                  (428)                     (1,220)
Stock-based and other non-cash long-term
  incentive compensation expense (5) 873                      448                      1,685                   2,032
Adjusted EBITDA 10,235 $              10,687 $              15,893 $              14,404 $
Adjusted EBITDA margin 11.0% 12.8% 9.5% 10.5%
Three Months Ended June 30, Six Months Ended June 30,
1)
Represents capitalized interest expensed in cost of sales on home deliveries and land and home site sales.
2)
Represents the Company’s income taxes as reported in its unaudited consolidated statements of operations.
3) Represents a reduction in income available to common shareholders of WCI Communities, Inc. during the three and six months ended June 30, 2013 pertaining to a payment of $0.7 million that we made in April 2013 to purchase the one outstanding share of our Series B preferred stock.  In accordance with Accounting Standards
Codification 260, Earnings Per Share, paragraph 10-S99-2, the difference between the consideration transferred to our preferred stock shareholder and the corresponding book value has been characterized as a preferred stock dividend in the Company’s unaudited consolidated statements of operations and deducted from net income to arrive at net income attributable to common shareholders of WCI Communities, Inc.
4)
Represents the Company’s other income, net as reported in its unaudited consolidated statements of operations.
5) Represents expenses recorded in the Company’s unaudited consolidated statements of operations related to its stock-based and other non-cash long-term incentive compensation plans.